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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                July 2, 1998
              ------------------------------------------------
              Date of Report (Date of earliest event reported)



                        Salton/Maxim Housewares, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                     0-19557                  36-3777824
----------------------------          -----------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)



         550 Business Center Drive, Mount Prospect, Illinois   60056
         -------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



                               (708) 803-4600
                       -------------------------------
                       (Registrant's telephone number)





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ITEM 5. OTHER EVENTS.

     On July 2, 1998, Salton/Maxim Housewares, Inc. (the "Registrant") announced that it has obtained a commitment letter from Lehman Brothers, Inc. for a senior secured credit facility of up to $215 million. The Registrant plans on using a portion of the proceeds from such facility to repurchase the 50% interest in the Registrant's outstanding common stock currently held by Windmere in accordance with the previous disclosed agreement between the parties. A copy of the Registrant's press release, dated July 2, 1998, relating to the above-described transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the commitment letter, dated July 2, 1998, is attached hereto as Exhibit 10.20 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.        Description
-----------        -----------
10.20              Commitment Letter, dated July 2, 1998, between Lehman
                   Brothers, Inc. and Salton/Maxim Housewares, Inc.

99.1               Press Release of Salton/Maxim Housewares, Inc., issued
                   July 2, 1998.

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                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SALTON/MAXIM HOUSEWARES, INC.


                                      /s/ WILLIAM B. RUE
                                      -------------------------
                                      William B. Rue
Dated: July 2, 1998                   Senior Vice President and
                                      Chief Operating Officer





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                                EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------
  10.20              Commitment Letter, dated July 2, 1998, between Lehman
                     Brothers, Inc. and Salton/Maxim Housewares, Inc.

  99.1               Press Release of Salton/Maxim Housewares, Inc., issued
                     July 2, 1998.



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